EXHIBIT 10.8


                         RECKSON ASSOCIATES REALTY CORP.

                     SUPPLEMENT TO THE AMENDED AND RESTATED
                        AGREEMENT OF LIMITED PARTNERSHIP
                                       OF

                       RECKSON OPERATING PARTNERSHIP, L.P.

                                  ESTABLISHING
            SERIES F JUNIOR PARTICIPATING PREFERRED PARTNERSHIP UNITS
                                       OF

                          LIMITED PARTNERSHIP INTEREST

         In accordance with Sections 4.2 and 14.1 B(3) of the Amended and Restated Agreement of Limited Partnership, dated as of June 2, 1995, as amended on December 6, 1995, April 13, 1998, June 30, 1998 and May 24, 1999 (the
"Partnership Agreement"), the Partnership Agreement is hereby supplemented to establish a series of up to 100,000 preferred units of limited partnership interest of Reckson Operating Partnership, L.P. (the "Partnership") which shall be designated "Series F Junior Participating Preferred Units" having the rights, preferences, powers, privileges and restrictions, qualifications and limitations substantially similar to those granted to or imposed upon the Series C Junior Participating Preferred Stock, par value $.01 per share ("Series C Preferred Stock") of Reckson Associates Realty Corp. (the "Company") as set forth in the Articles Supplementary adopted the Company and filed with the Secretary of State of the State of Maryland which shall be issued to the Company.

         Capitalized terms used and not otherwise defined herein shall have the meanings set forth in the Partnership Agreement.

         WHEREAS, the Partnership  and  American  Stock Transfer & Trust Company
("Rights Agent")   have   entered   into  a   Rights   Agreement   dated  as  of
January 3, 2000 ("Partnership Rights Agreement");

         WHEREAS, concurrently with the entering into of Partnership Rights Agreement the Partnership shall declare and make a distribution to the holders of Class A Common Partnership Units of one Right for each Class A Common Partnership Unit held; and

         WHEREAS, pursuant to Section 4.2 of the Partnership Agreement, the Partnership desires to designate the Series F Junior Participating Preferred Units with substantially similar designation, preferences and other rights to the Series C Preferred Stock;

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         NOW  THEREFORE,  in  consideration  of the mutual  covenants  contained herein, and other good and valuable consideration, the receipt and sufficiency of which is hereby acknowledged, the parties hereto agree as follows:

         Section  1.  Designation  of  Series F Junior  Participating  Preferred
Units.

         Pursuant to Section 4.2 of the Partnership Agreement, the Partnership hereby designates 100,000 additional partnership units which shall be the Series F Junior Participating Preferred Units. The Series F Junior Participating Preferred Units will have substantially the same designation, preferences and other rights of the Series C Preferred Stock, as specified in this amendment and in Exhibit I hereto.

         Section 2. Amendment to Partnership Agreement.

         Pursuant to Section 14.1.B(3) of the Partnership Agreement, the General Partner, as general partner of the Partnership and as attorney-in-fact for its Limited Partners, hereby amends the Partnership Agreement as follows:

         (a) Article 1 of the Partnership Agreement is hereby amended by adding the following definition of "Series F Preferred Units":

         "Series F Preferred Units" means the units of limited partnership interest designated by the Partnership as of October 13, 2000, in connection with the designation of the Series C Preferred Stock by the Company.

         Section 3. Continuation of Partnership Agreement.

         The Partnership Agreement and this Amendment shall be read together and shall have the same force and effect as if the provisions of the Partnership Agreement and this Amendment were contained in one document. Any provisions of the Partnership Agreement not amended by this Amendment shall remain in full force and effect as provided in the Partnership Agreement immediately prior to the date hereof.

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


         IN WITNESS WHEREOF, the parties hereto have executed this Supplement to the Partnership Agreement as of the 13th day of October, 2000.

                                         GENERAL PARTNER
                                         RECKSON ASSOCIATES REALTY CORP.
                                         By:  __________________________________
                                              Name:
                                              Title:

                                         EXISTING LIMITED PARTNERS

         By:  Reckson Associates Realty Corp.,
                  as Attorney-in-Fact for the Limited
                  Partners

                                         By:  __________________________________
                                              Name:
                                              Title:

                                         SERIES F JUNIOR PARTICIPATING
                                         PREFERRED UNIT HOLDER
                                         RECKSON ASSOCIATES REALTY CORP.

                                         By:  __________________________________
                                              Name:
                                              Title:


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


                                    Exhibit I



         RECKSON OPERATING PARTNERSHIP, L.P. DESIGNATION OF THE VOTING POWERS, DESIGNATIONS, PREFERENCES AND RELATIVE, PARTICIPATING AND OTHER SPECIAL RIGHTS AND QUALIFICATIONS, LIMITATIONS, OR RESTRICTIONS OF THE SERIES F Junior Participating PREFERRED PARTNERSHIP UNITS.

         The following are the terms of the Series F Junior Participating Junior
Participating   Preferred   Partnership  Units  established   pursuant  to  this
Amendment:


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


            SERIES F JUNIOR PARTICIPATING PREFERRED PARTNERSHIP UNITS

         1.       Designation and Number.

         A series of preferred units of the Partnership, designated the "Series F Junior Participating Preferred Units" (the "Series F Preferred Units") is hereby established. The number the Series F Preferred Units shall be 100,000. Such number of units may be increased or decreased at the discretion of the General Partner; provided, however, that no decrease shall reduce the number of Series C Preferred Units to a number less than that of the Series F Preferred Units then outstanding plus the number of Series C Preferred Units issuable upon exercise of outstanding rights, options or warrants or upon conversion of outstanding securities issued by the Partnership.

         2.       Distributions.

                  (a) The holders of Series F Preferred Units shall be entitled to receive, when, as and if declared by the General Partner out of funds legally available for the purpose, quarterly distributions payable in cash January 31, April 30, July 31 and October 31 in each year (each such date being referred to herein as a "Quarterly Distribution Payment Date"), commencing on the first Quarterly Distribution Payment Date after the first issuance (the "First Issuance") of a unit or fraction of a unit of Series F Preferred Units, in an amount per unit (rounded to the nearest cent) equal to the greater of (i) $10.00 and (ii) 1,000 times the aggregate per unit amount of all cash distributions and 1,000 times the aggregate per unit amount (payable in kind) of all non-cash distributions, other than a distribution payable in Class A Common Partnership Units or by way of a subdivision of the outstanding Class A Common Partnership Units, declared on the Class A Common Partnership Units, since the immediately preceding Quarterly Distribution Payment Date, or, with respect to the first Quarterly Distribution Payment Date, since the first issuance of any unit or fraction of a unit of Series F Preferred Units. In the event the Partnership shall at any time after the First Issuance declare or pay any distribution on the Class A Common Partnership Units payable in Class A Common Partnership Units, or effect a subdivision or combination or consolidation of the outstanding Class A Common Partnership Units (by reclassification or otherwise than by payment of a distribution of Class A Common Partnership Units) into a greater or lesser number of Class A Common Partnership Units, then in each such case the amount to which holders of Series F Preferred Units were entitled immediately prior to such event under the preceding sentence shall be adjusted by multiplying such amount by a fraction, the numerator of which is the number of Class A Common Partnership Units outstanding immediately after such event and the denominator of which is the number of Class A Common Partnership Units that were outstanding immediately prior to such event.

                  (b) On or after the First Issuance, no distribution on Class A Common Partnership Units shall be declared unless concurrently therewith a distribution is declared on the Series F Preferred Units as provided in paragraph (a) above; and the declaration of any such distribution on the Class A Common Partnership Units shall be

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expressly  conditioned  upon  payment  or declaration  of  and  provision  for a distribution on the Series F Preferred Units as above provided. In the event no distribution shall have been declared on the Class A Common Partnership Units during the period between any Quarterly Distribution Payment Date and the next subsequent Quarterly Distribution Payment Date, a distribution of $10.00 per unit on the Series F Preferred Units shall nevertheless be payable on such subsequent Quarterly Distribution Payment Date.

                  (c) Whenever quarterly distributions or other distributions payable on the Series F Preferred Units as provided in paragraph (a) above are in arrears, thereafter and until all accrued and unpaid distributions, whether or not declared, on Series F Preferred Units outstanding shall have been paid in full, the Partnership shall not redeem or purchase or otherwise acquire for consideration units of any ranking junior (either as to distribution or upon liquidation, dissolution or winding up) to the Series F Preferred Units, provided that the Partnership may at any time redeem, purchase or otherwise acquire units of any such junior units in exchange for any units of the Partnership ranking junior (as to distributions and upon dissolution, liquidation or winding up) to the Series F Preferred Units.

                  (d) Distributions shall begin to accrue and be cumulative on outstanding Series F Preferred Units from the Quarterly Distribution Payment Date next preceding the date of issue of such Series F Preferred Units, unless the date of issue of such units is prior to the record date for the first Quarterly Distribution Payment Date, in which case distributions on such units shall begin to accrue from the date of issue of such units, or unless the date of issue is a Quarterly Distribution Payment Date or is a date after the record date for the determination of holders of Series F Preferred Units entitled to receive a quarterly distribution and before such Quarterly Distribution Payment Date, in either of which events such distributions shall begin to accrue and be cumulative from such Quarterly Distribution Payment Date. Accrued but unpaid distributions shall not bear interest. The General Partner may fix a record date for the determination of holders of Series F Preferred Units entitled to receive payment of a distribution declared thereon, which record date shall be no more than 30 days prior to the date fixed for the payment thereof.

         3.       Dissolution, Liquidation and Winding Up.

         In the event of any voluntary or involuntary dissolution, liquidation or winding up of the affairs of the Partnership (hereinafter referred to as a "Liquidation"), the holders of Series F Preferred Units shall be entitled to receive the greater of (a) $10.00 per unit, plus an amount equal to accrued and unpaid distributions thereon, whether or not declared, to the date of such payment and (b) the aggregate amount per unit equal to 1,000 times the aggregate amount to be distributed per unit to holders of Class A Common Partnership Units. In the event the Partnership shall at any time after the First Issuance declare or pay any distribution on the Class A Common Partnership Units payable in Class A Common Partnership Units, or effect a subdivision or combination or consolidation of the


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

outstanding Class A Common Partnership Units (by reclassification or otherwise than by way of distribution in Class A Common Partnership Units) into a greater or lesser number of Class A Common Partnership Units, then in each such case the aggregate amount to which holders of Series F Preferred Units were entitled immediately prior to such event under the preceding sentence shall be adjusted by multiplying such amount by a fraction the numerator of which is the number of Class A Common Partnership Units outstanding immediately after such event and the denominator of which is the number of Class A Common Partnership Units that were outstanding immediately prior to such event.

         4.       Voting Rights.

         The holders of Series F Preferred Units shall have the following voting rights:

                  (a) Each Series F Preferred Unit shall entitle the holder thereof to one thousand (1,000) votes on all matters submitted to a vote of the unitholders of the Partnership. In the event the Partnership shall at any time after the First Issuance declare or pay any distribution on the Class A Common Partnership Units payable in Class A Common Partnership Units, or effect a subdivision or combination or consolidation of the outstanding units of Class A Common Partnership Units (by reclassification or otherwise than by payment of a distribution in Class A Common Partnership Units) into a greater or lesser number of units of Class A Common Partnership Units, then in each such case the aggregate number of votes to which holders of Series F Preferred Units were entitled immediately prior to such event under the preceding sentence shall be adjusted by multiplying such number by a fraction the numerator of which is the number of Class A Common Partnership Units outstanding immediately after such event and the denominator of which is the number of Class A Common Partnership Units that were outstanding immediately prior to such event.

                  (b) Except as otherwise provided herein, or by law or the Partnership Agreement, the holders of Series F Preferred Units and the holders of Class A Common Partnership Units shall vote together as one class on all matters submitted to a vote of unitholders of the Partnership.

                  (c) Except as otherwise set forth herein or required by law or the Partnership Agreement, holders of Series F Preferred Units shall have no special voting rights and their consent shall not be required (except to the extent they are entitled to vote with holders of Class A Common Partnership Units as set forth herein) for the taking of any partnership action. No consent of the holders of outstanding Series F Preferred Units at any time outstanding shall be required in order to permit the General Partner to: (i) increase the number of authorized Series F Preferred Units or to decrease such number to a number not below the sum of the number of Series F Preferred Units then outstanding and the number of units with respect to which there are outstanding rights to purchase; or (ii) issue preferred partnership units which are senior to the Series F Preferred Units, junior to the Series F Preferred Units or on a parity with the Series F Preferred Units.

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


         5.       Consolidation, Merger, etc.

         In case the Partnership shall enter into any consolidation, merger, combination or other transaction in which the Class A Common Partnership Units are exchanged for or changed into other securities, cash and/or any other property, then in any such case each Series F Preferred Unit shall at the same time be similarly exchanged or changed into an amount per unit, subject to the provision for adjustment hereinafter set forth, equal to 1,000 times the aggregate amount of securities, cash and/or any other property (payable in kind), as the case may be, into which or for which each Class A Common Partnership Unit is changed or exchanged. In the event the Partnership shall at any time after the First Issuance declare or pay any distribution on the Class A Common Partnership Units payable in Class A Common Partnership Units, or effect a subdivision or combination or consolidation of the outstanding Class A Common Partnership Units (by reclassification or otherwise than by payment of a distribution in Class A Common Partnership Unit) into a greater or lesser number of Class A Common Partnership Units, then in each such case the amount set forth in the preceding sentence with respect to the exchange or change of Series F Preferred Units shall be adjusted by multiplying such amount by a fraction, the numerator of which is the number of Class A Common Partnership Units outstanding immediately after such event and the denominator of which is the number of Class A Common Partnership Units that were outstanding immediately prior to such event.

         6.       Redemption.

         The Series F Preferred Units shall not be redeemable.

         7.       Conversion Rights.

         The Series F Preferred Units are not convertible into Class A Common Partnership Units or any other security of the Partnership.

         8.       Ranking.

         The Series F Preferred Units shall rank junior to all other classes and series of the Partnership's Preferred Partnership Units as to payment of distributions and the distribution of assets, unless the terms of any such series shall provide otherwise.

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